AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     This Amendment (this "Amendment") is made and entered into as of August 1, 1998, by and between Success National Bank, a national banking organization ("Employer"), and Ronald W. Tragasz ("Employee").

     WHEREAS, Employer and Employee have entered into an Employment Agreement dated as of August 1, 1998 (the "Employment Agreement"); and

     WHEREAS, Employer and Employee desire to amend the Employment Agreement as set forth below.

     NOW, THEREFORE, in consideration of the provisions and undertakings set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1. AMENDMENT. Section 2.1 of the Employment Agreement is hereby amended by adding the following subsection thereto:

     "(f) Automobile Allowance. Employee shall be entitled to the use of an automobile provided by Employer and Employer shall be responsible, and shall not be entitled to reimbursement for, any and all reasonable costs and expenses relating to the use and maintenance of such automobile to the extent such costs and expenses are substantiated by Employee."

2.   MISCELLANEOUS

     2.1 Sole Amendment. The Employment Agreement shall not be amended except as expressly set forth herein.

     2.2 Governing Law. This Amendment shall be interpreted, construed and enforced in accordance with the internal laws of Illinois.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the last date written below.

                                   EMPLOYER
                                   SUCCESS NATIONAL BANK

                                   By:   /s/ Christa N. Calabrese

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                                         Name:  Christa N. Calabrese
                                         Title:  Executive Vice President

                                   EMPLOYEE:
                                          /s/ Ronald W. Tragasz

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                                   Name:  Ronald W. Tragasz